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                                                                   Exhibit 10.14


                      MANAGEMENT EMPLOYEE OPTION AGREEMENT
                      ------------------------------------

          THIS AGREEMENT made as of the date set out on Appendix A hereto, between ImagicTV Inc. (the "Company") and the employee of the Company named in Appendix A (the "Employee")

WHEREAS:

(a) the Company has established an Employee Share Option Plan (the "Plan") under which options to purchase Class C non-voting common shares of the Company are granted to employees in order to incentivize employees to exert their best efforts on behalf of the Company; and

(b) the Company has agreed to permit the Employee to participate in the Plan, in accordance with the terms of this Agreement.

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration for the grant of options to the Employee, and the mutual promises made herein, the parties hereto agree as follows:

1.        Grant of Options
          ----------------
     (a) The Company hereby grants to the Employee an option (the "Option") to purchase such number of Class C non-voting common shares of the Company (the "Optioned Shares") as is and according to the terms set out in Appendix A, subject to the vesting and other provisions of this Agreement. The Employee's right to purchase Optioned Shares shall vest in accordance with the schedule set out in Appendix A, and the Employee shall be entitled to purchase only those Optioned Shares which have vested (the "Vested Optioned Shares").
     (b) Where the vesting condition for specific Optioned Shares has been satisfied, the Employee shall be entitled to purchase such Vested Optioned Shares until the date which is the seventh anniversary of the date hereof for the price per Vested Optioned Share set out in Appendix A hereto. The Employee shall exercise his right to purchase such shares by giving written notice (the "Exercise Notice") to the Company, accompanied by a certified cheque, bank draft or money order for the relevant purchase price. The Employee shall forever cease to be entitled to purchase such Vested Optioned Shares if the Exercise Notice is not provided to the Company by the seventh anniversary date of this Agreement.

2.        Termination of Employment
-----------------------------------

          The terms of the employment agreement between the Employee and the Company, as amended from time to time (the "Employment Agreement"), regarding termination shall be deemed to be incorporated by reference into this Agreement.

1.        Sale of the Company
-----------------------------

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          The Employee agrees that if an offer is made to purchase 100% of the shares of the Company, or to purchase all or substantially all of the assets of the Company, which offer is accepted by holders of more than 50 % of the then issued and outstanding voting shares of the Company, the Employee shall be entitled to exercise all Optioned Shares and shall sell the shares issuable upon exercise thereof pursuant to such offer or approve the asset sale and not exercise dissent rights in respect of such sale. The Employee's right to purchase any Optioned Shares, whether Vested Optioned Shares or any other Optioned Shares, shall terminate as at the time of closing, after which the Option will lapse. If, at the time of closing of any transaction requiring the sale of the Employee's Shares pursuant to this Section 3, the Employee fails to complete such sale of any shares of the Company then held by the Employee (including without limitation shares issued upon exercise of the Option), the relevant purchaser shall have the right, without prejudice to any other right which it may have, upon payment of the required purchase price payable to the Employee at the time of such closing to the credit of the Employee in the main branch of the Company's designated financial institution, to execute and deliver, on behalf of and in the name of the Employee, such transfers or other documents that may be necessary to complete the sale transaction and the Employee does hereby irrevocably constitute and appoint the purchaser as the true and lawful attorney of the Employee in the name, place and stead of the Employee, and hereby irrevocably authorizes the purchaser to do all acts and things and to take all steps and to execute and deliver all forms of transfer and other documents as are necessary in order to complete such sale in accordance with its terms.

1.        Income Tax Consequences
---------------------------------

          The Employee acknowledges that the Company has advised him that there are income tax consequences related to the purchase of Optioned Shares by the Employee and that the Company has recommended that he obtain independent advice on the tax consequences of the purchase of such shares. The Employee hereby releases and discharges the Company and its affiliates, directors, officers and agents from any and all responsibility or liability with respect to any tax consequences to the Employee of his purchase or sale of the shares of the Company purchased by the Employee under the Plan or otherwise.

1.        Adjustment; Reorganization
------------------------------------
     (a) In the event of any change in the shares of the Company by reason of any stock dividend, recapitalization, merger, amalgamation, stock-split, combination or exchange of shares, or of any similar change affecting the shares, the number and kind of Optioned Shares shall be appropriately adjusted consistent with such change in such manner as the board of directors of the Company may deem equitable to prevent dilution or enlargement of the rights granted to participants in the Plan.
     (b) If shareholders holding a majority of the issued voting shares of the Company agree to exchange their shares of the Company for shares of an affiliate of the Company or a new holding company for the Company, or if the assets primarily used in the operation of the Company are sold to another company, or in the event of a proposed merger, amalgamation or arrangement of the Company with one or

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          more other corporations, or the making of a take-over bid for any outstanding shares, the Employee agrees that the Company, in its discretion, may decide either: (i) that the Option to purchase Optioned Shares issuable hereunder be replaced by an option to purchase a proportionate number of shares of such other company, and thereafter the terms of this Agreement shall apply to such shares of the other company; or (ii) to accelerate the vesting of any Optioned Shares which have not at that time been vested and require the Employee to decide whether to exercise the right to purchase all Vested Optioned Shares within 30 days of such acceleration or to permanently forfeit such right.

2.        No Right To Employment
--------------------------------

          The Employee acknowledges and agrees that neither the existence of the Plan nor the grant by the Company of the Option hereunder nor the purchase by the Employee of the Optioned Shares hereunder shall confer upon the Employee any right with respect to continuance of employment with the Company, nor shall they interfere in any way with the right of the Company to terminate the Employee's employment.

1.        Unanimous Shareholders' Agreement
-------------------------------------------

          The Employee agrees that prior to and as a condition of the exercise by him or her of any Options granted pursuant to the Plan, the Employee shall become a party to and be bound by the Unanimous Shareholders' Agreement dated December 17th, 1999 as amended or superseded from time to time, among all of the shareholders of the Company and the Company.

1.        Intellectual Property Provisions.
------------------------------------------

          The terms of the Employment Agreement regarding the protection of proprietary rights of the Company shall be deemed to be incorporated by reference into this Agreement.

1.        General
          -------
     (a) This Agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and permitted assigns of the parties hereto. The Employee may not assign this Agreement.
     (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement. The provisions of this Agreement shall prevail in the event of any conflict between the provisions of this Agreement and any other agreement between the Company and the Employee.
     (c) The provisions of the Company's Employee Share Option Plan as amended from time to time shall be deemed to be incorporated herein by reference. To the extent that there are any conflicts, the terms and conditions of this Agreement shall prevail over those of the Employee Share Option Plan.

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     (d)  No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto.
     (e) Any demand, notice or other communication to be given in connection with this Agreement shall be given in writing and may be given by personal delivery or by registered mail addressed to the recipient as follows:

               To the Employee:

                    At the address set out in Appendix A.

               To the Company:

                    ImagicTV Inc.
                    One Brunswick Square
                    14/th/ Floor, P.O. Box 303
                    Saint John, New Brunswick, Canada
                    E2L 3Y2

                    Attention: Marcel LeBrun, President and CEO
                    ---------

          or such other address, as may be designated by written notice by a party to the other. Any such notice given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the fifth business day following the deposit thereof in the mail.


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     A.   This Agreement shall be governed by and construed in accordance with the laws in force in the Province of New Brunswick, Canada. In this Agreement any word importing the masculine gender includes the feminine gender.

          IN WITNESS WHEREOF the parties have executed this Agreement as of the date set out in Appendix A.


SIGNED, SEALED AND DELIVERED in )
the presence of:                )
                                )          Employee (signature)
                                )
Witness                         )          Name (printed)
                                )
                                )

                                           ImagicTV Inc.

                                           By: ____________________
                                           Name:
                                           Title:

                                           By: ____________________